UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2008

BUFFALO WILD WINGS, INC.

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-24743	31-1455913
(Commission File Number)	(IRS Employer Identification No.)
5500 Wayzata Boulevard, Suite 1600 Minneapolis, Minnesota 55416
(Address of Principal Executive Offices) (Zip Code)

(952) 593-9943

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2008, Kenneth H. Dahlberg submitted a letter to our Board of Directors, indicating his desire to retire from the Board effective as of April 11, 2008, a copy of which is attached hereto as an exhibit. Mr. Dahlberg’s resignation was not prompted by any disagreement with Buffalo Wild Wings, Inc. The Board will consist of seven members, and the Governance/Nominating Committee, on which Mr. Dahlberg served, will have two members.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(c)	Exhibits:

	17.1	Letter from Kenneth H. Dahlberg to the Company dated April 10,
2008

	99.1	Press release dated April 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 14, 2008

BUFFALO WILD WINGS, INC.

		By:	/s/ James M. Schmidt
James M. Schmidt, Executive Vice President,
General Counsel, and Secretary

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

BUFFALO WILD WINGS, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:		Commission File No.:
April 10, 2008		000-24743

BUFFALO WILD WINGS, INC.

EXHIBIT NO.	ITEM

17.1	Letter from Kenneth H. Dahlberg to the Company dated April 10, 2008

99.1	Press release dated April 14, 2008

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